This is filed pursuant to Rule 497(e).

File Nos. 333-116057 and 811-21587

OLD MUTUAL ADVISOR FUNDS

Supplement Dated December 1, 2006

This Supplement updates certain information contained in the currently effective Statement of Additional Information (“SAI”) of Old Mutual Advisor Funds, dated October 26, 2006, for the Initial Class and Service Class Shares. You should retain your Statement of Additional Information and current supplements for future reference. You may obtain an additional copy of a Statement of Additional Information and all current supplements, free of charge, by calling 1-800-433-0051, or via the Internet at www.omfunds.com.

The section of the SAI titled “Description of Permitted Investments” is hereby amended, with respect to the Asset Allocation Portfolios, the Analytic Portfolio, and the Analytic Global Portfolio, by adding the paragraph, below, immediately following the first paragraph under the heading “Futures Contracts” and the “Futures Transactions” sub-heading :

The Portfolios have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Portfolios are subject to special calls for information by the Commodities Futures Trading Commission.

Trustees and Officers of the Trust

On November 28, 2006, the Board of Trustees of the Trust accepted the resignations of Mark E. Black and Kenneth R. Naes as officers of the Trust, and appointed Robert T. Kelly as Treasurer and Principal Financial Officer and Robert D. Lujan and Kathryn A. Burns as Assistant Treasurers of the Trust. All references to Mr. Black and Mr. Naes in the SAI are hereby removed.

The Officers table in the section titled “Trustees and Officers of the Trust” of the SAI is amended by adding the following information to the table:

OFFICERS
NAME AND AGE	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Robert T. Kelly (37)	Treasurer and Principal Financial Officer	Since 2006	Vice President, Old Mutual Capital, Inc., since October 2006. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000-September 2006.
Robert D. Lujan (39)	Assistant Treasurer	Since 2006	Fund Services Manager, Old Mutual Capital, Inc., since July 2006. Fund Accounting Supervisor, Janus Capital Group, 2003-July 2006. Senior Fund Accountant, Janus Capital Management L.L.C., 2001-2003.
Kathryn A. Burns (29)	Assistant Treasurer	Since 2006	Regulatory Manager, Old Mutual Capital, Inc., since August 2006. Manager, PricewaterhouseCoopers LLP, 2004-July 2006. Senior Associate, PricewaterhouseCoopers LLP, 2001-2004.

*Officer of the Trust until such time as his or her successor is duly elected and qualified.

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Distributor: Old Mutual Investment Partners, Member NASD, SIPC

D-06-734 12/2006